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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                               September 27, 2002

VIA FACSIMILE (+81-(0)3-3500-0108)

Vespasianus Co., Ltd.
Hibiya Dai-Bldg., 15th Floor
1-2-2 Uchisaiwai-cho, Chiyoda-ku
Tokyo, Japan 100-0011
Attention: Norimitsu Niwa

Ladies and Gentlemen:

               Reference is made to that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of April 11, 2002, between Valtona Holding B.V. ("Valtona") and MTS, Incorporated ("Seller"), as amended and assigned by Valtona to Vespasianus Co., Ltd. ("Purchaser") pursuant to that certain Assumption and Release Agreement dated as of May 10, 2002, among Seller, Valtona and Purchaser, and as further amended pursuant to those certain letter agreements dated May 21, 2002, July 22, 2002, August 15, 2002, August 30, 2002 and September 13, 2002
among Seller and Purchaser. Capitalized terms used but not defined herein are used as defined in the Purchase Agreement.

               On the terms and subject to the conditions set forth herein, Seller and Purchaser hereby agree as follows:

               1. Seller and Purchaser agree that Section 8.1(e) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               "(e) By either Purchaser or Seller if the Closing shall not have occurred on or prior to October 11, 2002, provided that such date shall be postponed by no more than sixty (60) days by an involuntary bankruptcy of Seller that is subsequently stayed or dismissed (as extended from time to time in accordance herewith, the `Outside Date'); and provided further that the failure of the Closing to occur on or before such date is not the result of the breach of the covenants, agreements, representations or warranties of the party seeking such termination."

               2. Upon satisfaction of the condition set forth in Section 6.2(d) of the Purchase Agreement (the "Consent Condition") and no later than three (3) business days prior to the Closing Date, Seller shall send Purchaser irrevocable, written notice of satisfaction of such Consent Condition.

               3. Except as expressly set forth herein, the Purchase Agreement shall remain in full force and effect. This letter may be signed in one or more counterparts all of which, when taken together, shall constitute one original.

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                                               Sincerely,


                                               MTS, INCORPORATED


                                               By:  /s/ DeVaughn Searson
                                               ---------------------------------
                                               Name:  DeVaughn Searson
                                               Title: Secretary

ACKNOWLEDGED AND AGREED:


VESPASIANUS CO., LTD.



By:   /s/ Jun Hayase
   -----------------------------------
Name:  Jun Hayase
Title: Representative Director